UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2020

SIMMONS FIRST NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Main Street, Pine Bluff, Arkansas		71601
(Address of principal executive offices)		(Zip Code)

(870) 541-1000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	SFNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On April 23, 2020, Simmons First National Corporation (“Company”) held its Annual Meeting of Shareholders (“Meeting”). At the Meeting, the Company’s shareholders approved amendments to the First Amended and Restated Simmons First National Corporation 2015 Incentive Plan (“2015 Plan”) to increase the aggregate number of shares of Company common stock reserved for issuance thereunder from 4,000,000 to 6,800,000 and to extend the term thereof from June 30, 2025 to June 30, 2030. The amendments to the 2015 Plan had previously been approved by the Company’s board of directors (subject to shareholder approval), and the 2015 Plan, as amended, will be effective as of July 1, 2020.

A detailed summary of the material terms of the 2015 Plan, as amended, is included in the Company’s definitive proxy statement (“Proxy Statement”) filed with the U.S. Securities and Exchange Commission (“SEC”) on March 17, 2020 under “Proposal 5 – To Amend the First Amended and Restated Simmons First National Corporation 2015 Incentive Plan to Increase the Number of Shares Reserved for Issuance Thereunder and Extend the Term Thereof,” as supplemented by the Company’s supplement to the Proxy Statement filed with the SEC on April 2, 2020 (collectively, the “Summary”), which Summary is incorporated herein by reference.

The foregoing description of the 2015 Plan, as amended, including the Summary, is qualified in its entirety by, and should be read in conjunction with, the full text of the 2015 Plan, as amended, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Simmons First National Corporation 2015 Incentive Plan, to be effective as of July 1, 2020 (incorporated by reference to Exhibit 10.1 to Amendment No. 1 to Simmons First National Corporation’s Current Report on Form 8-K, filed with the SEC on April 7, 2020)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

/s/ Robert A. Fehlman
Date: April 27, 2020	Robert A. Fehlman, Senior Executive Vice President, Chief
Financial Officer, Chief Operating Officer and Treasurer